UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 16, 2007
Pioneer Companies, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number 000-31230

DELAWARE (State or other jurisdiction of Incorporation or organization)	06-1215192 (IRS Employer Identification No.)
700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS 77002
(Address of principal executive offices) (Zip Code)
Registrants telephone number, including area code: (713) 570-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Pioneer Companies, Inc. (“Pioneer”) dated July 16, 2007 announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger of Pioneer with and into a wholly-owned subsidiary of Olin Corporation has expired.
Additional Information and Where to Find It
     Pioneer has filed with the SEC a preliminary proxy statement and other related documents regarding the proposed transaction described in this communication. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THE OTHER RELATED DOCUMENTS (INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE) BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PIONEER, THE PROPOSED TRANSACTION AND RELATED MATTERS. A definitive proxy statement will be sent to security holders of Pioneer seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Pioneer. Investors may obtain the proxy statement and the other related documents and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the proxy statement may be obtained free of charge by directing a request to Pioneer Corporate Office, 700 Louisiana Street, Suite 4300, Houston Texas, 77002, (713) 570-3200 (phone), (713) 225-6475 (fax), Attention: Gary Pittman.
     Pioneer, its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Such persons may have interests in the proposed transaction, including as a result of holding options or shares of Pioneer stock. Olin Corporation may also be deemed a participant in such solicitation by virtue of its execution of the merger agreement. Information regarding Pioneer’s directors and executive officers is available in the proxy statement filed with the SEC by Pioneer on April 19, 2007. Information regarding Olin’s directors and executive officers is available in the proxy statement filed with the SEC by Olin on March 2, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary proxy statement and other relevant materials filed with the SEC by Pioneer.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated July 16, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
DATED: July 16, 2007

PIONEER COMPANIES, INC.
By:	/s/ Michael Y. McGovern
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 16, 2007.

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